SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 25, 2002



                            FORESTINDUSTRY.COM, INC.
             (Exact name of Registrant as specified in its charter)



           Delaware                    0-26673                  98-0207081
           --------                    -------                  ----------
(State or other jurisdiction     (Commission File No.)         (IRS Employer
        of incorporation)                                    Identification No.)


                          Suite 10 - 2480 Kenworth Road
                            Nanaimo, British Columbia
                                 Canada V9T 3Y3
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (250) 758-0665

                          Suite 11 - 2480 Kenworth Road
                            Nanaimo, British Columbia
                                 Canada V9T 3Y3
          (Former name or former address if changed since last report)

Item 1.  Changes in Control of Registrant

     As a result of the completion of the Share Exchange Agreement  discussed in
Item 2 of this Form 8-K, Mr. Ford W. Sinclair and his spouse Ms. Nicole Sinclair will own collectively 2,375,000 shares of common stock of forestindustry.com representing approximately 41% of the outstanding shares.

Item 2.  Acquisition or Disposition of Assets

     On October 25, 2002 forestindustry.com completed the acquisition of GolfLogix Systems of Canada pursuant to a Share Exchange Agreement. Under the terms of the Share Exchange Agreement, forestindustry.com acquired all of the outstanding shares of GolfLogix Systems in exchange for 2,500,000 shares of common stock. As a result of the completion of the Share Exchange Agreement, GolfLogix Systems of Canada is now a wholly owned subsidiary of forestindustry.com.

     GolfLogix Systems Canada is a distributor of golfing merchandise and has an option to purchase an exclusive licensing right to market and distribute the GolfLogix System in Canada, Oregon, Washington, Idaho, Mexico, Central America, Caribbean and Bermuda, Australia, Tasmania, New Zealand, and Fiji. Under the terms of the Share Exchange Agreement, forestindustry.com has an option to repurchase a portion of the 2,500,000 shares at a nominal price if GolfLogix Systems Canada fails to obtain the right to market and distribute the GolfLogix System in a specific area.

     Further, as part of Share Exchange Agreement, Mr. Ford W. Sinclair was appointed to the forestindustry.com Board of Directors.

Item 7.  Financial Statements.

          (a) The financial statements for GolfLogix Systems Canada will be filed within 60 days of the due date of this report.

          (c) Exhibits

          10.6 Share Exchange Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

Date:   October 29, 2002                             FORESTINDUSTRY.COM, INC.

                                                     By: /S/ JOE PERRATON
                                                        ------------------------
                                                        Joe Perraton, President

                            SHARE EXCHANGE AGREEMENT


     This Share Exchange Agreement (the "Agreement") dated October 15, 2002, is made by and among forestindustry.com, Inc. a Delaware corporation ("forestindustry"), having its principal offices at 11-2480 Kenworth, Road, Nanaimo, British Columbia, Canada, GolfLogix System of Canada, Inc., a British Columbia corporation ("GolfLogix") having its principal office located at 8893 Brooke Road, Delta, British Columbia; and the all of shareholders of GolfLogix.

                                    RECITALS:

     A. forestindustry desires to acquire all of the issued and outstanding capital stock of GolfLogix and all of the shareholders of GolfLogix desire to exchange all of their shares of GolfLogix for shares of forestindustry authorized but unissued common stock as hereinafter provided.

     B. It is the intention of the parties hereto that: (i) forestindustry shall acquire all of the issued and outstanding common shares of GolfLogix in exchange solely for the number of shares of forestindustry authorized but unissued shares of common stock, par value $0.0001 ("Common Stock"), set forth below (the "Exchange"); and (ii) the Exchange shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended, and under the applicable securities laws of each state or jurisdiction where the shareholders of GolfLogix reside, with GolfLogix becoming a wholly-owned subsidiary of forestindustry. The combined entity would then change its name to Global Golf Enterprises, Inc.

     C. The board of directors of forestindustry deems it to be in the best interest of forestindustry and its shareholders to acquire all of the issued and outstanding capital stock of GolfLogix.

     D. The directors and shareholders of GolfLogix deem it to be in the best interest of the GolfLogix shareholders to exchange all of the capital stock of GolfLogix for shares of common stock of forestindustry, as hereinafter provided.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows.

SECTION 1.  EXCHANGE OF SHARES

     1.1 Exchange of Shares. forestindustry, GolfLogix and the shareholders GolfLogix who intend to exchange their shares ("Exchanging Shareholders") hereby agree that the Exchanging Shareholders shall, on the Closing Date (as hereinafter defined), exchange 100 shares of Class A Voting common shares and 10,000 shares of Class B Non-voting common shares of GolfLogix for up to 2,500,000 restricted shares of Common Stock of forestindustry, subject to repurchase as discussed below. The 100 shares of Class A Voting common shares and 10,000 shares of Class B Non-voting common shares of GolfLogix represent all of the issued and outstanding capital stock of GolfLogix. The GolfLogix common shares owned by each shareholder and the number of shares of Common Stock of forestindustry which each will receive in the Exchange are set forth in Exhibit A hereto.

     1.2 Delivery of Shares. On the Closing Date, the Exchanging Shareholders will deliver to forestindustry the certificates representing all of the outstanding common shares of GolfLogix, duly endorsed (or with executed stock powers) so as to make forestindustry the sole owner thereof. Upon delivery of the GolfLogix common shares, forestindustry will deliver certificates representing 2,500,000 restricted shares of common stock of forestindustry making the Exchanging Shareholders the majority shareholders of forestindustry.

SECTION 2. REPRESENTATIONS   AND   WARRANTIES   OF   GOLFLOGIX   AND  EXCHANGING
SHAREHOLDERS

     GolfLogix, and the Exchanging Shareholders to the extent applicable, as of the date of this Agreement and of the Closing Date, hereby represent and warrant as follows.

     2.1 Organization and Good Standing. GolfLogix is a corporation duly organized, validly existing and in good standing under the laws of the province of British Columbia. GolfLogix has the corporate power and authority to carry on its business as presently conducted. GolfLogix is qualified to do business in all jurisdictions except where the failure to be so qualified would have a material adverse effect on its business.

     2.2 Corporate Authority. GolfLogix has the power to operate as a corporation and to perform the transaction hereunder. The execution and performance of this Agreement, will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which GolfLogix is a party and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to GolfLogix or its properties. The execution and performance of this Agreement will not violate or conflict with any provision of the Articles of Incorporation or the Bylaws of GolfLogix.

     2.3 Ownership of Shares. The Exchanging Shareholders described on Exhibit A are the owners of record and beneficially of all of the issued and outstanding common shares of GolfLogix. Each Exchanging Shareholder represents and warrants that he or she owns such shares free and clear of all rights, claims, liens and encumbrances, and the shares have not been sold, pledged, assigned or otherwise transferred except pursuant to this Agreement.

     2.4 Access to Corporate Information; Independent Investigation. Each Exchanging Shareholder acknowledges that they, in making the decision to exchange the GolfLogix common shares for Shares of common stock of forestindustry, will rely upon independent investigations made by them or their representatives, if any, and they will have, prior to the Closing Date, been given access to and the opportunity to examine all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive information from, forestindustry or any person acting on its behalf concerning the terms and conditions of this Agreement.

     2.5 Risks. Each Exchanging Shareholder executing this Agreement acknowledges and understands that the exchange for the shares of forestindustry involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity in this investment in that (i) the Exchanging Shareholder may not be able to liquidate the investment in the event of an emergency; (ii) transferability is extremely limited; and (iii) in the event of a disposition, the Exchanging Shareholder could sustain a complete loss of its entire investment. The Exchanging Shareholder is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of an investment in forestindustry; has evaluated such merits and risks, including risks particular to the Exchanging Shareholder's situation; and the Exchanging Shareholder has determined that this investment is suitable for the Exchanging Shareholder. The Exchanging Shareholder has adequate financial resources and can bear a complete loss of the Exchanging Shareholder's investment.

     2.6 Investment Intent. Each Exchanging Shareholder hereby represents that the shares of forestindustry are being acquired for the Exchanging Shareholder's own account with no intention of distributing such securities to others. The

Exchanging Shareholder has no contract, undertaking, agreement or arrangement with any person to sell, transfer or otherwise distribute to any person or to have any person sell, transfer or otherwise distribute the shares of forestindustry for the Exchanging Shareholder. The Exchanging Shareholder is presently not engaged, nor does the Exchanging Shareholder plan to engage within the presently foreseeable future, in any discussion with any person regarding such a sale, transfer or other distribution of the shares of forestindustry or any interest therein.

     2.7 Compliance with Federal and State Securities Laws. The Exchanging Shareholder understands that the shares of common stock of forestindustry have not been registered under the Securities Act. The Exchanging Shareholder understands  that the  shares of  common  stock of  forestindustry  must be held indefinitely unless the sale or other transfer thereof is subsequently registered under the Securities Act or an exemption from such registration is available. Moreover, the Exchanging Shareholder understands that its right to transfer the shares of common stock of forestindustry will be subject to certain restrictions, which include restrictions against transfer under the Securities Act and applicable state securities laws. In addition to such restrictions, the Exchanging Shareholder realizes that it may not be able to sell or dispose of the shares of common stock of forestindustry as there may be no public or other market for them. The Exchanging Shareholder understands that certificates evidencing the Shares shall bear a legend substantially as follows:

          THE  SECURITIES   REPRESENTED  BY  THIS   CERTIFICATE  HAVE  NOT  BEEN
          REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE LAW. THEY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR PLEDGED UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE LAW OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS

     2.8 Approvals. GolfLogix represents no approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery of this Agreement by it and for the consummation of the transactions described herein.

     2.9 Not a U.S. Person. The Exchanging Shareholders represent that they are not a U.S. Person within the meaning of Regulation S of the Securities Act.

     2.10 Financial Statements, Books and Records. GolfLogix represents that the attached as Exhibit 2.10 are its financial statements (balance sheet, income statement) as of October 31, 2001 (the "Financial Statements"). GolfLogix represents that its books of account and other financial records are in all material respects complete and correct and are maintained in accordance with good business and accounting practices. GolfLogix acknowledges that a minimum of two (2) years of audited financial information will be required to be filed with the Securities and Exchange Commission within 60 days of the Closing date of this Agreement.

     2.11 No Material Adverse Changes. GolfLogix represents since October 31, 2001 there has not been.

          (i) any material adverse change in the financial position of GolfLogix except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of GolfLogix;

          (ii) any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of GolfLogix whether or not covered by insurance;

          (iii) any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of GolfLogix common shares;

          (iv) any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by GolfLogix of any properties or assets; or

          (v) adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

     2.12 Taxes. GolfLogix has filed all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed and has paid or made adequate provisions for all taxes or assessments which had become due as of the Closing Date, and there are no deficiency notices outstanding. No extensions of time for the assessment of deficiencies for any year is in effect. No deficiency notice is proposed or, to the knowledge of GolfLogix after reasonable inquiry, threatened against GolfLogix. The tax returns of GolfLogix have never been audited.

     2.13 Compliance with Laws. GolfLogix has complied with all federal, provincial and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect the business of GolfLogix.

     2.14 No Breach.  GolfLogix  represents  that the  execution,  delivery  and
performance  of  this  Agreement  and  the   consummation  of  the  transactions
contemplated hereby will not:

          (i) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, GolfLogix or upon the properties or business of GolfLogix, or

          (ii) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a material, adverse effect on the business or operations of GolfLogix.

     2.15 Actions and Proceedings. GolfLogix is not a party to any material pending litigation or any governmental investigation or proceeding not reflected in the GolfLogix's financial statements and, to its best knowledge, no material litigation, claims, assessments or non-governmental proceedings are threatened against GolfLogix.

     2.16 Agreements. Schedule 2.16 sets forth any material contract or arrangement to which GolfLogix is a party or by or to which it or its assets, properties or business are bound or subject, whether written or oral.

     2.17 Tangible Assets. GolfLogix has full title and interest in all machinery, equipment, furniture, leasehold improvements, fixtures, projects, owned or leased by GolfLogix, any related capitalized items or other tangible property material to the business of GolfLogix (the "Tangible Assets"). GolfLogix holds all rights, title and interest in all the Tangible Assets owned by it in the financial statements or acquired by it after the financial statements free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts or any other encumbrances. All of the Tangible Assets are in good operating condition and repair and are usable in the ordinary course of business of GolfLogix and conform to all applicable laws, ordinances and government orders, rules and regulations relating to their construction and operation, except as set forth on Schedule 2.17 hereto. GolfLogix has clear title to all of its fictional business names, trading names, registered and unregistered trademarks, service marks and applications (collectively, the "Marks") and Marks are included as Tangible Assets.

     2.18 Liabilities. GolfLogix did not have any material direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation, any liability on account of taxes, any governmental charge or lawsuit (all of the foregoing collectively defined to as "Liabilities"),
which  are  not  fully,  fairly  and  adequately   reflected  on  the  Financial
Statements,  except  for a  specific  Liabilities  set  forth on  Schedule  2.17 attached hereto and made a part hereof. As of the date of Closing Date, GolfLogix will not have any Liabilities, other than Liabilities fully and adequately reflected on the Financial Statements except for Liabilities incurred in the ordinary course of business and as set forth in Schedule 2.17, and will not exceed $1,000 on the date of Closing. To the best knowledge of GolfLogix, there is no circumstance, condition, event or arrangement which may hereafter give rise to any Liabilities not in the ordinary course of business.

     2.19  Operations  of  GolfLogix.  From the  date of the  October  31,  2001
Financial Statements through the Closing Date, GolfLogix has not and will not, outside of the ordinary course of business, have:

          (i) incurred any indebtedness or borrowed money, except for an additional Cdn$35,000 loan and an increase in inventory assets of Cdn$60,000;

          (ii) declared or paid any dividend or declared or made any distribution of any kind to any shareholder, or made any direct or indirect redemption, retirement, purchase or other acquisition of any interests in its capital structure;

          (iii) made any loan or advance to any shareholder,  officer, director,
employee,  consultant, agent or other representative or made any other loan   or
advance;

          (iv) disposed of any material assets of GolfLogix not in the ordinary course of business;

          (v) materially increased the annual level of compensation of any executive employee of GolfLogix;

          (vi) increased, terminated, amended or otherwise modified any plan for
the benefit of employees of GolfLogix;  (vii) issued any equity  securities   or
rights to acquire such equity securities; or

          (viii) entered into or modified any contract, agreement or transaction not in the ordinary course of business.

     2.20 Capitalization. The authorized capital of GolfLogix consists of 1,000,000 Class A Voting Common Shares w.p.v.; 1,000,000 Class B Non-Voting Common Shares w.p.v.; 1,000,000 Class C Non-Voting Common Shares w.p.v.; 1,000,000 Class D Non-Voting Common Shares w.p.v.; 1,000,000 Class E Non-Voting Preferred Shares p.v..01 ea.; 1,000,000 Class F Non-Voting Preferred Shares p.v..01 ea.; and 1,000,000 Class G Non-Voting Preferred Shares p.v..01 ea.; of which 100 shares of Class A Voting Common Shares and 10,000 shares of Class B Non-Voting Common Shares are outstanding. GolfLogix has not granted, issued or agreed to grant, issue or make any warrants, options, subscription rights or any other commitments of any character relating to the issued or unissued shares of capital stock of GolfLogix. GolfLogix has no subsidiaries.

     2.21 Full Disclosure. No representation or warranty by GolfLogix and the Exchanging Shareholders in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished by GolfLogix pursuant hereto or in connection with the negotiation, execution or performance of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the business of GolfLogix and/or the status of the GolfLogix common shares.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF FORESTINDUSTRY

     forestindustry hereby represents and warrants as of the date of this Agreement and as of the Closing Date as follow.:

     3.1 Organization and Good Standing. forestindustry is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. It has the corporate power to own its own property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material adverse effect on its business.

     3.2 Corporate Authority. forestindustry has the corporate power to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been, or will be prior to the Closing Date, duly authorized by the Board of Directors of forestindustry. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which forestindustry is a party and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to forestindustry or its properties. The execution and performance of this Agreement will not violate or conflict with any provision of the Certificate of Incorporation or By-laws of forestindustry.

     3.3 The forestindustry Shares. At the Closing, the forestindustry shares of common stock to be issued and delivered to the Exchanging Shareholders hereunder will when so issued and delivered in accordance with the terms of this Agreement and Certificate of Incorporation, as amended, and currently in effect, constitute valid and legally issued shares of forestindustry Common Stock fully paid and nonassessable and free and clear of all pledges, liens and encumbrances. The forestindustry shares of common stock are not subject to preemptive or other rights of any stockholders of forestindustry. The issuance of the forestindustry shares of common stock hereunder will not trigger any outstanding anti-dilution rights.

     3.4 Financial Statement: Books and Records. forestindustry audited consolidated financial statements as of May 31, 2002, contained in the Form
10-KSB, and unaudited consolidated financial statements for the quarterly periods ended August 31, 2002, including the notes contained therein, fairly present the consolidated financial position of forestindustry at the respective dates thereof and the results of its consolidated operations for the periods purported to be covered thereby. Such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied with prior periods subject to any comments and notes contained therein. All liabilities, contingent and other, of forestindustry and its subsidiary, are set forth in the financial statements as of May 31, 2002 contained in the Form 10-KSB, and respective Form 10-QSB for the quarterly periods ended August 31, 2002, excepting only liabilities incurred in the ordinary course of business subsequent to August 31, 2002 and liabilities of the type not required under generally accepted accounting principles to be reflected in such financial statements. Since August 31, 2002, there has been no material adverse change in the financial condition of forestindustry from the financial condition stated in such financial statements. The books of account and other financial records of forestindustry are in all respects complete and correct in all material respects and are maintained in accordance with good business and accounting practices.

     3.5 No Material Adverse Changes.

     Except as described on Schedule 3.5, since August 31, 2002, there has not been:

     (i) any material adverse changes in the financial position of forestindustry except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of forestindustry.

     (ii) any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of forestindustry whether or not covered by insurance;

     (iii) any declaration setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of forestindustry capital stock, other than as agreed upon among the parties;

     (iv) any sale of an asset (other than as described in (iii) above, or in the ordinary course of business) or any mortgage pledge by forestindustry of any properties or assets;

     (v) adoption or modification of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement;

     (vi) except in the ordinary course of business, incurred or assumed any indebtedness or liability, whether or not currently due and payable;

     (vii) any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

     (viii) any material increase in the annual level of compensation of any executive employee of forestindustry;

     (ix) except in the ordinary course of business, entered into or modified any contract, agreement or transaction; or

     (x) issued any equity securities, except for the issuance of 1,650,000 shares of common stock pursuant to a public offering.

     3.6 Taxes. forestindustry has filed all tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed.

     3.7 Compliance with Laws. forestindustry has complied with all federal, state, provincial, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business, which, if not complied with, would materially and adversely affect the business of forestindustry.

     3.8 Actions and Proceedings. forestindustry is not a party to any material pending litigation or, to its knowledge, any governmental proceedings are threatened against forestindustry.

     3.9 Capitalization. As of the Closing Date, forestindustry has 35,000,000 shares of stock: 30,000,000 shares of common stock, $0.0001 par value, and 5,000,000 shares of preferred, $0.0001 par value, of which 1,621,058 common and zero preferred are outstanding as of August 31, 2002.

     3.10 No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

     (i) violate any provision of the Certificate of Incorporation or By-Laws of forestindustyr;

     (ii) violate, conflict with or result in the breach of any of the material terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which forestindustry is a party or by or to which it or any of its assets or properties may be bound or subject;

     (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, forestindustry or upon the securities, properties or business to forestindustry; or

     (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein, which violation could have a material adverse effect on the business or operations of forestindustry.

     3.11 Corporate Authority. forestindusty has the corporate power to enter into this Agreement and to perform its respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby have been duly authorized by the Board of Directors of forestindustry. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which forestindustry is a party and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to forestindustry or its properties.

     3.12 Full Disclosure. No representation or warranty by forestindustry in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished by forestindustry pursuant hereto or in connection with the negotiation, execution or performance of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to complete and correct presentation of all material aspects of the business of forestindustry.

     3.13 No Claims Outstanding. forestindustry represents that it is not subject to any claims, litigation, or other charges against its assets except as disclosed in the Financial Statements. Furthermore, there have been no material changes in forestindustry's position, and forestindustry has conducted no other business, since August 31, 2002 except has disclosed with the SEC.

     3.14 Tangible Assets. forestindusty has full title and interest in all machinery, equipment, furniture, leasehold improvements, fixtures, projects, owned or leased by forestindustry, any related capitalized items or other tangible property material to the business of forestindustry (the "Tangible Assets"). Other than as set forth in Schedule 3.14, forestindustry holds all rights, title and interest in all the Tangible Assets owned by it on its financial statements for the quarter ended August 31, 2002 or acquired by it after the date on it financial statements free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts or any other encumbrances. All Tangible Assets are in good operating condition and repair and are usable in the ordinary course of business of forestindustry and conform to all applicable laws, ordinances and government orders, rules and regulations relating to their construction and operation, except as set forth on Schedule
3.14 hereto. forestindustry has clear title to all of its Marks and the Marks are included as Tangible Assets.

     3.15 Liabilities. forestindustry did not have any material direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation, any liability on account of taxes, any governmental charge or lawsuit (all of the foregoing collectively defined to as "Liabilities"), which are not fully, fairly and adequately reflected in its periodic reports (annual and interim), except for a specific Liabilities set forth on Schedule
3.15 attached hereto and made a part hereof. As of the Closing Date, forestindustry will not have any Liabilities, other than Liabilities fully and adequately reflected in its periodic reports except for Liabilities incurred in the ordinary course of business. To the best knowledge of forestindustry, there is no circumstance, condition, event or arrangement which may hereafter give rise to any Liabilities not in the ordinary course of business.

SECTION 4.  CONDITIONS PRECEDENT

     4.1 Conditions Precedent to the Obligation of GolfLogix Shareholders. All obligations of the Exchanging Shareholders under this Agreement are subject to the fulfillment, prior to or as of the Closing Date, as indicated below, of each of the following conditions:

     (a) The representations and warranties by or on behalf of GolfLogix and the Exchanging Shareholders contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of Closing Date as though such representations and warranties were made at and as of such time.

     (b) GolfLogix shall have performed and complied in all material respects, with all covenants, agreements, and conditions set forth in, and shall have executed and delivered all documents required by this Agreement to be performed or complied with or executed and delivered by them prior to or at the Closing.

     (c) On or before the Closing, the Board of Directors of forestindusty shall have approved, in accordance with Delaware law the execution, delivery and performance of this Agreement and the consummation of the transaction contemplated herein and authorized all of the necessary and proper action to enable forestindustry to comply with the terms of the Agreement.

     (d) forestindustry shall have sufficient shares of forestindustry Common Stock authorized but unissued to complete the Exchange.

     4.2  Conditions  Precedent  to  the  Obligations  of  forestindustry.   All
obligations  of   forestindustry   under  this  Agreement  are  subject  to  the
fulfillment, prior to or at Closing, of each of the following conditions:

     (a) The representations and warranties by GolfLogix and the Exchanging Shareholders contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing as though such representations and warranties were made at and as of such time;

     (b) GolfLogix shall have performed and complied with, in all material respects, with all covenants, agreements, and conditions set forth in, and shall have executed and delivered all documents required by this Agreement to be performed or complied or executed and delivered by them prior to or at the Closing.

     (c) The Exchanging Shareholders shall have entered into an option agreement with forestindustry allowing forestindustry to repurchase a portion of their shares of forestindustry common stock in the event certain rights under that certain "Exclusive Licensing Agreement for the Distribution of the GolfLogix System" lapse.

SECTION 5.  COVENANTS

     5.1 Further Assurances. The parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing, including, without limitation, the execution and delivery of any documents or other papers, the execution and delivery of which are necessary or appropriate to the Closing.

     5.2 Confidentiality. In the event the transactions contemplated by this Agreement are not consummated, forestindustry, Golflogix and the Exchanging Shareholders agree to keep confidential any information disclosed to each other in connection therewith for a period of one (1) year from the date hereof; provided, however, such obligation shall not apply to information which:

     (i) at the time of the disclosure was public knowledge;

     (ii) after the time of disclosure becomes public knowledge (except due to the action of the receiving party); or

     (iii) the receiving party had within its possession at the time of disclosure; or

     (iv) is ordered disclosed by a Court of proper jurisdiction.

SECTION 6.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     Notwithstanding any right of either party to investigate the affairs of the other party and its shareholders, each party has the right to rely fully upon representations, warranties, covenants and agreements of the other party and its shareholders contained in this Agreement or in any document delivered to one by the other or any of their representatives, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the closing hereunder for one year following the Closing.

SECTION 7.  INDEMNIFICATION

     For a period of one (1) year from the Closing, GolfLogix agrees to indemnify and hold harmless forestindustry, its officers, directors and principal shareholders, and forestindusty agrees to indemnify and hold harmless GolfLogix, its officers, directors and Exchanging Shareholders, at all times against and in respect of any liability, damage, or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses, including attorneys' fees, incident to any of the foregoing, resulting from any material misrepresentation made by any indemnifying party to an indemnified party, an indemnifying party's breach of a covenant or warranty or an indemnifying party's nonfulfillment of any agreement hereunder, or from any material misrepresentation or omission from any certificate, financial statement or tax return furnished or to be furnished hereunder.

     If the indemnified party receives written notice of the commencement of any legal action, suit or proceeding with respect to which the indemnifying party is or may be obligated to provide indemnification pursuant to this Section, the indemnified party shall, within 30 days of the receipt of such written notice, give the indemnifying party written notice thereof ("Claim Notice"). Failure to give such Claim Notice within such 30 day period shall not constitute a waiver by the indemnified party or its rights to indemnity hereunder with respect to such action, suit or proceeding unless the defense thereof is prejudiced thereby. Upon receipt by the indemnifying party of a Claim Notice from the indemnified party with respect to any claim for indemnification which is based upon a claim made by a third party ("Third Party Claim"), the indemnifying party may assume the defense of the Third Party Claim with counsel of its own choosing, as described below. The indemnified party shall cooperate in the defense of the Third Party Claim and shall furnish such records, information and testimony and attend all such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably required in connection therewith. The indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless the indemnifying party shall not have with reasonable promptness employed counsel to assume the defense of the Third Party Claim, in which event such fees and expenses shall be borne solely by the indemnifying party. The indemnifying party shall not satisfy or settle any Third Party Claim for which indemnification has been sought and is available hereunder, without the prior written consent of the indemnified party, which consent shall not be delayed or which shall not be required if the indemnified party is granted a release in connection therewith. If the indemnifying party shall fail with reasonable promptness to defend such Third Party Claim, the indemnified party may defend, satisfy or settle the Third Party Claim at the expense of the indemnifying party and the indemnifying party shall pay to the indemnified party the amount of such Loss within ten days after written demand thereof. The indemnification provisions hereof shall survive the termination of this Agreement.

SECTION 8.  DOCUMENTS AT CLOSING AND THE CLOSING

     8.1 Documents at Closing. At the Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

     (a) GolfLogix, and the Exchanging Shareholders to the extent applicable, will deliver, or will cause to be delivered, to forest industry the following:

          (i) a certificate executed by the President and Secretary of GolfLogix to the effect that all representations and warranties made by GolfLogix under this Agreement are true and correct as of the Closing;

          (ii)certificates   representing   those  shares  of  GolfLogix  to  be
exchanged for shares of common stock of forestindustry, along with duly executed powers transferring such certificates to GolfLogix;

          (iii) all other items, the delivery of which is a condition precedent to the obligations of forestindustry, as set forth in Section 4;

          (iv)The   Exchanging   Shareholders   will   deliver   an   option  to
forestindustry  to  purchase  shares  of  common  stock  from   the   Exchanging
Shareholders in the event certain conditions are not met; and

          (v) GolfLogix will provide evidence that it has been assigned all title, rights and interests in that certain Exclusive Licensing Agreement for the Distribution of the GolfLogix System by and between GolfLogix Inc and Ford
W. Sinclair.

     (b) forestindustry will deliver or cause to be delivered to GolfLogix shareholders:

          (i) a certificate from forestindustry executed by the President or Secretary of forestindustry, to the effect that all representations and warranties of forestindustry made under this Agreement are true and correct as of the Closing;

          (ii)the appointment of Ford W. Sinclair to forestindustry's board of directors;

          (iii) all other items, the delivery of which is a condition precedent to the obligations of GOLFLOGIX, as set forth in Section 4 hereof.

     8.2 The Closing. The Closing shall take place at the time or place as may be agreed upon by the parties hereto. At the Closing, the parties shall provide each other with such documents as may be necessary.

SECTION 9.  MISCELLANEOUS

     9. 1 Waivers. The waiver of a breach of this Agreement or the failure of any party hereto to exercise any right under this Agreement shall in no way constitute waiver as to future breach whether similar or dissimilar in nature or as to the exercise of any further right under this Agreement.

     9.2 Amendment. This Agreement may be amended or modified only by an instrument of equal formality signed by the parties or the duly authorized representatives of the respective parties.

     9.3 Assignment. This Agreement is not assignable except by operation of law.

     9.4 Notice. Any notice or statement given under this Agreement shall be deemed to have been given if sent by mail addressed to the other party at the address indicated above or at such other address which shall have been furnished in writing to the addressor.

     9.5 Governing Law. This Agreement shall be construed, and the legal relations between the parties determined, in accordance with the laws of British Columbia, thereby precluding any choice of law rules which may direct the application of the laws of any other jurisdiction.

     9.6 Publicity. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by either party hereto at any time from the signing hereof without advance approval in writing of the form and substance by the other party.

     9.7 Entire Agreement. This Agreement (including the Exhibits and Schedules to be attached hereto) and the collateral agreements executed in connection with the consummation of the transactions contemplated herein contain the entire agreement among the parties with respect to the exchange and issuance of the shares and related transactions, and supersede all prior agreements, written or oral, with respect thereto.

     9.8 Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     9.9 Severability of Provisions. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

     9.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.

     9.11 Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

     9.12 Tax Treatment. forestindustry and GolfLogix and its Shareholders acknowledge that they each have been represented by their own tax advisors in connection with this transaction; that none of them has made a representation or warranty to any of the other parties with respect to the tax treatment accorded this transaction, or the effect individually or corporately on any party under the applicable tax laws, regulations, or interpretations; and that no opinion of counsel or private revenue ruling has been obtained with respect to the effects of this transaction under the appropriate tax laws.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                           forestindustry.com, Inc.,
                                           a Delaware corporation



                                            By: /S/ JOE PERRATON
                                               -----------------------------
                                               Joe Perraton, President



                                            GolfLogix Systems of Canada, Inc.



                                            By: /S/ FORD W. SINCLAIR
                                               -----------------------------
                                                Ford W. Sinclair, President



                                            Exchanging Shareholders




                                            By: /S/ FORD W. SINCLAIR
                                                ---------------------------
                                                Ford W. Sinclair



                                            By: /S/ NICOLE SINCLAIR
                                                ---------------------------
                                                Nicole Sinclair



                                            By: /S/ ROBERT WILSON
                                                ---------------------------
                                                Robert Wilson

                                    EXHIBIT A



                         LIST OF GOLFLOGIX SHAREHOLDERS



====================================================================================================================

Name of Shareholder of GOLFLOGIX             Approximate          Number of Shares of       Number of Shares of
                                             Percentage of             GOLFLOGIX              FORESTINDUSTRY
                                             Holding
                                                                          Held                  Common Stock

                                                                                               to be Issued
--------------------------------------------------------------------------------------------------------------------
Class A Voting Common Share
--------------------------------------------------------------------------------------------------------------------
Ford W. Sinclair                                 80%                     80                      2,000,000
--------------------------------------------------------------------------------------------------------------------
Nicole Sinclair                                  15%                     15                        375,000
--------------------------------------------------------------------------------------------------------------------
Robert Wilson                                     5%                      5                        125,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Total                                           100%                    100                      2,500,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Class B Non-Voting Common Shares
--------------------------------------------------------------------------------------------------------------------
Ford W. Sinclair                                 80%                  8,000
--------------------------------------------------------------------------------------------------------------------
Nicole Sinclair                                  15%                  1,500
--------------------------------------------------------------------------------------------------------------------
Robert Wilson                                     5%                    500
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Total                                           100%                 10,000
